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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 5, 1996
                                 Date of Report
                       (Date of Earliest Event Reported)

                        CAPITOL COMMUNITIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                   915636                   88-0361144
  (State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                        Identification No.)

           25550 Hawthorne Boulevard, Suite 207, Torrance, CA  90505
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 310-375-2266
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ITEM 5.  OTHER EVENTS.

         1. Termination of Financial Consultant Agreement. For background relating to this topic, see "ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES" in the Company's Registration Statement on Form 10-SB filed with the Securities and Exchange Commission on September 16, 1996.

         On October 5, 1996, Capitol Communities Corporation (the "Company") and Olsen & Associates Consulting, Inc. ("Olsen & Associates") agreed to terminate the Financial Consultant Agreement between the Company and Olsen & Associates, dated July 3, 1996, and amended September 9, 1996. No services had been rendered by Olsen & Associates under the O&A Agreement, and, as a result of certain mutual mistakes of fact, the parties agreed to release each other from any further obligations or liabilities under the O&A Agreement. The stock options that had been granted to Olsen & Associates under the O&A Agreement were cancelled and the Company was relieved of its obligation to issued common stock thereunder.

         2. Jens Olsen Financial Consultant Agreement. On October 7, 1996, the Company entered into a Financial Consultant Agreement with Mr. Jens Olsen ("Olsen") (the "Olsen Consultant Agreement"). Under the Agreement, Olsen is entitled to a consulting fee of $300,000 and options to purchase up to 500,000 shares of the Company's common stock at prices ranging from $2.00 per share to $4.00 per share. Such options are exercisable upon the filing of this Form 8-K and compliance with applicable state securities laws. Pursuant to the registration rights granted to Olsen in connection with the Olsen Consultant Agreement, the Company has filed an effective Registration Statement on Form S-8 registering the issuance of any common stock that may be issued to Olsen upon the exercise of the stock options.

         A copy of the Olsen Consultant Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.

Exhibit 10.1     Financial Consultant Agreement, dated October 5, 1996.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 1996           CAPITOL COMMUNITIES CORPORATION



                                  BY:   /s/ Michael G. Todd
                                        ---------------------
                                            Michael G. Todd
                                            President and Chairman of
                                            the Board
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                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------
10.1             Financial Consultant Agreement dated
                 October 7, 1996, between Capitol
                 Communities Corporation and Jens Olsen